GOING CONCERN	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

3. GOING CONCERN

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has negative cash flows from operations, incurred a loss since inception resulting in an accumulated deficit of $443 and $120 as of December 31, 2025 and 2024, respectively, and additional losses are expected as the Company develops its operations. These factors raise substantial doubts about the Company’s ability to continue as a going concern for a period of 12 months from the date of this annual report.

As of December 31, 2025 and 2024, the Company had approximately $1,402 and $0 in cash and cash equivalents, respectively. The Company expects that its current cash and cash equivalents as of the date of this annual report, will not be sufficient to support its projected operating requirements for at least the next 12 months from this date.

The Company expects to need additional capital in order to generate revenues. Any additional equity financing, if available, may not be on favorable terms and would likely be significantly dilutive to the Company’s current stockholders, and debt financing, if available, may involve restrictive covenants. The Company’s ability to access capital when needed is not assured and, if not achieved on a timely basis, will likely have a materially adverse effect on its business, financial condition and results of operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.